EXHIBIT 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
AND FIRST AMENDMENT TO FEE LETTER

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FIRST AMENDMENT TO FEE LETTER (this “Amendment”), dated as of December 30, 2010, is made by and among the financial institutions party hereto (collectively, “Lenders”), Bank of America, N.A., as a Lender and as agent for Lenders (in its capacity as agent, “Agent”), Hypercom U.S.A., Inc., a Delaware corporation (“Hypercom U.S.A.”), and Hypercom Manufacturing Resources, Inc., an Arizona corporation (“Hypercom Manufacturing”; and together with Hypercom U.S.A., collectively, “Borrowers” and each individually a “Borrower”).

R E C I T A L S:

A. WHEREAS, Borrowers, Agent and Lenders have entered into that certain Loan and Security Agreement dated as of January 15, 2008 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”); and

B. WHEREAS, Borrowers have requested that Agent and Lenders amend the Loan Agreement and the Fee Letter (as defined in the Loan Agreement) in certain respects (including an extension of the maturity date under the Loan Agreement), and Agent and Lenders have agreed to the foregoing request in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises, and in order to induce Agent and Lenders to amend the Loan Agreement and the Fee Letter pursuant to the terms hereof, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals.  The foregoing Recitals are accurate and are incorporated herein and made a part hereof for all purposes.

2. Definitions.  Unless otherwise defined in this Amendment, all initially capitalized terms and phrases wherever used in this Amendment shall have the respective meanings given to them in the Loan Agreement, as amended hereby.

3. Loan Agreement: Amendment of Definitions.  The following definitions contained in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the aggregate amount of Revolver Commitments, minus the LC Reserve, minus the Availability Block; or (b) the sum of the Accounts Formula Amount, plus the Installment Receivables Formula Amount, minus the Availability Reserve; provided that in no event shall the amount under this clause (b) attributable to the Accounts Formula Amount related to Account Debtors located in the EU exceed the lesser of (i) $15,000,000 or (ii) 50% of the total Borrowing Base, and further provided that, for purposes of clause (ii) of the foregoing proviso only, the calculation of the Borrowing Base shall exclude the Availability Block and the LC Reserve.

Revolver Termination Date: January 14, 2012.

4. Loan Agreement: Deletion of Section 2.1.4(a) and Related Amendment.  Section 2.1.4(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows: “Intentionally omitted.”  The language on the cover page of the Loan Agreement that reads “(as may be increased pursuant to the terms and conditions herein to an amount not to exceed $40,000,000)” is hereby deleted.

5. Fee Letter: Deletion of Reference to Size of Facility.  The language in the first sentence of the Fee Letter that reads “(as may be increased to $40,000,000)” is hereby deleted.

6. Fee Letter: Amendment of Commitment Fee Paragraph.  The paragraph of the Fee Letter labeled “Commitment Fee” is hereby amended and restated to read in its entirety as follows:

“           1.           Commitment Fee.  On the Closing Date, Borrowers shall pay to Agent, for Agent’s own account, a commitment fee equal to .50% of the Revolver Commitment.  The foregoing fees will be due and payable by the Borrowers as set forth above in consideration of Agent’s commitments under the Credit Facility and shall be fully-earned when due.”

7. Conditions Precedent.  This Amendment shall not be binding upon Agent or any Lender until each of the following conditions precedent has been satisfied in form and substance satisfactory to Agent and Lenders:

(a) The representations and warranties contained herein and in the Loan Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for those representations and warranties that are limited by their terms to a specific date (such representations and warranties being true and correct in all material respects as of the specified date relative thereto);

(b) No Default or Event of Default shall have occurred and be continuing;

(c) Borrowers shall have delivered to Agent an executed original of this Amendment (including all consents and ratifications hereto);

(d) Borrowers shall have paid to Agent an amendment fee of $25,000, which amount shall be paid to Agent in immediately available funds;

(e) Borrowers shall have paid to Agent all fees, costs, and expenses owed to and/or incurred by Agent arising in connection with this Amendment (including reasonable attorneys’ fees and costs);

(f) Agent shall have received such other documents, certificates, opinions, and information that Agent shall require, each in form and substance satisfactory to Agent in its sole discretion.

8. Acknowledgment of the Borrower.  Each Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Borrower with all of the provisions of this Amendment:  (i) are within the powers and purposes of such Borrower; (ii) have been duly authorized or approved by the board of directors of such Borrower; and (iii) when executed and delivered by or on behalf of such Borrower, will constitute valid and binding obligations of such Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and to the effects of general principles of equity whether applied by a court of law or equity.  Each Borrower further represents and warrants that the Borrowers no longer own HBNet, Inc., previously a guarantor under the Loan Documents,  Each Borrower reaffirms its obligation to pay all amounts due to Agent and Lenders under the Loan Agreement and the other Loan Documents in accordance with the terms thereof.

9. Effect on Loan Agreement and other Loan Documents.  Except as specifically amended hereby, the terms and provisions of the Loan Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect.  No reference to this Amendment need be made in any notice, writing, or other communication relating to the Loan Agreement and the other Loan Documents, any such reference to the Loan Agreement and the other Loan Documents to be deemed a reference thereto as respectively amended by this Amendment.  All references to the Loan Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Loan Agreement and the other Loan Documents will be deemed to refer to the Loan Agreement and the other Loan Documents as respectively amended hereby.

10. Fees and Expenses.  Each Borrower hereby agrees to pay all fees and other reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, and consummation of this Amendment, and all other documents related hereto, including without limitation, the reasonable fees and expenses of Lenders’ counsel.

11. Successors.  This Amendment will be binding upon and inure to the benefit of each Borrower, Lenders, Agent, and their respective successors and assigns, provided, however, that no interest herein may be assigned by any Borrower without the prior written consent of Agent and each Lender.

12. Governing Law.  This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

13. Jury Trial Waiver.  To the fullest extent permitted by applicable law, each of the parties hereto waives its right to trial by jury in any proceeding or dispute of amy kind relating to this Amendment or the other Loan Documents, Obligations or Collateral.  Without limiting the applicability of any other section of the Loan Agreement, Section 14.15 of the Loan Agreement is hereby incorporated by this reference and shall apply to any action, proceeding, claim or controversy arising out of this Amendment.

14. Counterparts.  This Amendment may be executed in the original or by telecopy in any number of counterparts, each of which will be deemed original and all of which taken together will constitute one and the same Amendment.

15. Total Agreement.  This Amendment, the Loan Agreement, and all other Loan Documents embody the entire understanding of the parties with respect to the subject matter thereof and supersede all prior understandings regarding the same subject matter.

16. Acknowledgements and Release.  Each Borrower hereby acknowledges that:  (a) it has no defenses, claims or set-offs to the enforcement by Agent or Lenders of the Obligations on the date hereof; (b) to its knowledge, Agent and Lenders have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Amendment, Agent and Lenders do not waive, diminish or limit any term or condition contained in the Loan Agreement or any of the other Loan Documents.  EACH BORROWER HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS AND THEIR AFFILIATES, AND EACH SUCH PERSON’S RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, MEMBERS, ATTORNEYS AND REPRESENTATIVES (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH A “CLAIM”) THAT SUCH BORROWER MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE HEREOF, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT BOTH (I) OCCURRED PRIOR TO OR ON THE DATE HEREOF AND (II) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT.

EACH BORROWER INTENDS THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542 (AND ANY EQUIVALENT PROVISION UNDER NEW YORK LAW), WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

EACH BORROWER ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWERS:

HYPERCOM U.S.A., INC.,
a Delaware corporation

By: /s/ Scott Tsujita
Name: Scott Tsujita
Title: Treasurer

HYPERCOM MANUFACTURING RESOURCES, INC., an Arizona corporation

By: /s/ Scott Tsujita
Name: Scott Tsujita
Title: Treasurer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By: /s/ Carlos Gil
Name: Carlos Gil
Title:   Vice President

CONSENTS AND REAFFIRMATIONS

Each of HYPERCOM CORPORATION, a Delaware corporation, HYPERCOM EMEA, INC., an Arizona corporation, HYPERCOM LATINO AMERICA, INC., an Arizona corporation, HYPERCOM PUERTO RICO REPAIR FACILITY, G.P., an Arizona general partnership, and HYPERCOM EMEA LTD., a company organized under the laws of the United Kingdom (collectively, “Obligors”, and each individually, an “Obligor”), hereby acknowledges the execution of, and consents to, the terms and conditions of that Second Amendment to Loan and Security Agreement and First Amendment to Fee Letter dated as of December 30, 2010 (the “Amendment”), by and among HYPERCOM U.S.A., INC., HYPERCOM MANUFACTURING RESOURCES, INC. (collectively, “Borrowers”), certain financial institutions party thereto as lenders, and BANK OF AMERICA, N.A. (“Agent”), and reaffirms its obligations under each Secured Continuing Guaranty (each, a “Guaranty”) dated as of January 15, 2008, and executed individually by each of the undersigned in favor of Agent in connection with that certain Loan and Security Agreement dated as of January 15, 2008 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”) by and among Borrowers, Agent and Lenders.  Each of the undersigned acknowledges and agrees that each such Guaranty remains in full force and effect and is hereby ratified and confirmed.  All initially capitalized terms and phrases wherever used in this consent shall have the respective meanings given to them in the Loan Agreement, as amended by the Amendment.

Each Obligor hereby acknowledges that:  (a) it has no defenses, claims or set-offs to the enforcement by Agent or Lenders of the Obligations on the date hereof; (b) to its knowledge, Agent and Lenders have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in the Amendment, Agent and Lenders do not waive, diminish or limit any term or condition contained in the Loan Agreement or any of the other Loan Documents.  EACH OBLIGOR HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS AND THEIR AFFILIATES, AND EACH SUCH PERSON’S RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, MEMBERS, ATTORNEYS AND REPRESENTATIVES (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH A “CLAIM”) THAT SUCH OBLIGOR MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE HEREOF, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT BOTH (I) OCCURRED PRIOR TO OR ON THE DATE HEREOF AND (II) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON ANY GUARANTY, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT.

EACH OBLIGOR INTENDS THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542 (AND ANY EQUIVALENT PROVISION UNDER NEW YORK LAW), WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

EACH OBLIGOR ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREES THAT THE AMENDMENT, EACH GUARANTY AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

Dated as of December 30, 2010

HYPERCOM CORPORATION,

a Delaware corporation

                    By: /s/ Scott Tsujita
Name: Scott Tsujita
Title: SVP, Treasurer

HYPERCOM EMEA, INC.,

an Arizona corporation

                    By: /s/ Scott Tsujita
Name: Scott Tsujita
Title: Treasurer

HYPERCOM LATINO AMERICA, INC.,

an Arizona corporation

                    By: /s/ Scott Tsujita
Name: Scott Tsujita
Title: Treasurer

HYPERCOM PUERTO RICO REPAIR

FACILITY, G.P.,

an Arizona general partnership

By:           HYPERCOM U.S.A., INC.,
its general partner

By: /s/ Scott Tsujita
Name: Scott Tsujita
Title: Treasurer

By:	HYPERCOM LATINO AMERICA, INC., its general partner

By: /s/ Scott Tsujita
Name: Scott Tsujita
                           Title: Treasurer

HYPERCOM EMEA LTD.,

a company organized under the laws of the United Kingdom

By: /s/ Douglas J. Reich
Name: Douglas J. Reich
Title: Director, Secretary